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                                                                    EXHIBIT 10.2

                         BLUE RIDGE REAL ESTATE COMPANY
                             BIG BOULDER CORPORATION

                   AMENDED AND RESTATED STOCK OPTION AGREEMENT

      This Amended and Restated Stock Option Agreement (this "Agreement") is made and entered into as of January 4, 2005 by and between ___________ (the "Optionee") and Blue Ridge Real Estate Company and Big Boulder Corporation (collectively the "Companies").

                                   BACKGROUND

            WHEREAS, on __________, the Optionee and the Companies entered into a Stock Option Agreement (the "Option Agreement"), pursuant to which the Companies granted the Optionee an option (the "Option") to purchase ________ shares of Common Stock of the Companies;

            WHEREAS, the Option Agreement currently provides that the Optionee must deliver payment of the option price for the Option to the Company upon notice of exercise thereof; and

            WHEREAS, the Companies and the Optionee desire to amend the terms of the Option Agreement to provide that the option price for the Option issued under the Option Agreement may be paid when the shares underlying the Option are issued.

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants herein, hereby agree that the Option Agreement shall be amended and restated in its entirety as follows:

   1. PURCHASE PRICE. With respect to the shares of Common Stock of the Companies subject to the Option to be delivered in unit form (the "Shares"), _______ Shares may be purchased for _______ per share.

   2. DURATION OF OPTION. The Option shall expire, and all rights to purchase Shares pursuant thereto shall cease, on ______________.

   3. EXERCISABILITY. The Shares subject to the Option may be purchased immediately, without any vesting period, and throughout the duration of the Option.

   4.

      (a) MANNER OF EXERCISE. The Optionee may exercise the Option which has become exercisable, in whole or in part, by delivering a duly completed notice of exercise to the Secretary of the Companies specifying the number of shares as to which the Option may be exercised and providing payment of such option price in accordance with subsection (b) below. Such notice may instruct the Companies to deliver shares of the Companies' Common Stock to be issued upon payment of the option price to any registered broker or dealer designated by the Optionee ("Designated Broker") in lieu of delivery to the Optionee. Such instructions must designate the account into which the shares are to be deposited. The Optionee may tender notice of exercise, which has been properly executed by the Optionee and the aforementioned delivery instructions, to any Designated Broker.

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      (b) SATISFACTION OF OPTION PRICE. The Optionee shall pay the option price for the Option (a) in cash, (b) by delivering shares of the Companies' Common Stock owned by the Optionee (including Common Stock acquired in connection with the exercise of the Option) and having a fair market value on the date of exercise equal to the option price, (c) through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (d) by delivery to the Companies or their designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Companies to pay the exercise price. The Companies may determine, in their sole discretion, not to permit payment via the methods set forth in clauses (b) through (d) above to the extent that the use of such payment methods may result in adverse tax or accounting consequences to the Companies or to the Optionee. The Optionee shall pay the option price and the amount of any withholding tax due at the time of payment of the option price. Notwithstanding the foregoing, the exercise price, plus any required federal income tax or other withholding amount, may be paid when the shares underlying the Option are issued. The Companies, in their sole discretion, may permit the Optionee to pay any required federal income tax or other withholding amount in cash or in such other manner permitted by applicable law.

   5. NONTRANSFERABILITY. The Option shall not be transferable other than (i) by will, (ii) by the laws of descent and distribution, (iii) pursuant to the terms of a qualified domestic relations order or (iv) in circumstances other than those set forth in (i) - (iii) above, with the express written approval of the Companies.

   6. ISSUANCE OF SHARES: RESTRICTIONS.

      (i) The Companies shall, within ten business days after Shares subject to the Option have been purchased in whole or in part, deliver to the Optionee a certificate, registered in the name of the Optionee, for the number of Shares so purchased. The Companies may legend any Share certificate issued hereunder to reflect any restrictions deemed necessary by the Companies to comply with the federal securities laws.

      (ii) The Companies may require, prior to and as a condition of the issuance of any Shares, that the Optionee furnish the Companies with a written representation, in a form acceptable to the Companies' counsel, to the effect that the Optionee is acquiring such Shares solely with a view to investment for the Optionee's own account and not with a view to the resale or distribution of all or any part thereof, and that the Optionee will not dispose of any of such Shares otherwise than in accordance with the provisions of Rule 144 under the Securities Act of 1933, as amended (the "1933 Act"), unless and until either the Shares are registered under the 1933 Act or the Companies are satisfied that an exemption from such registration is available.

      (iii) Anything contained herein to the contrary notwithstanding, the Companies shall not be obligated to sell or issue any Shares pursuant to the Option unless and until the Companies are satisfied that such sale or issuance complies with (A) all applicable requirements of the National Association of Securities Dealers (or the governing body of the principal market in which the Companies' Common Stock is traded), (B) all applicable provisions of the 1933 Act and (C) all other laws or regulations by which the Companies are bound or to which the Companies are subject.

   7. ADJUSTMENTS. In the event that the Companies make any distribution of cash, Common Stock, assets or other property to shareholders which results from the sale or disposition of a major asset or separate operating division of the Companies or any other extraordinary event and, in the judgment of the Board of Directors of the Companies (the "Board"), such change or distribution would significantly dilute the rights of Optionee hereunder, then the Board may make appropriate adjustments to the number

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of Shares subject to and/or the purchase price of the Option. The adjustments determined by the Board shall be final, binding and conclusive.

   8. AMENDMENT. This Agreement shall not be amended or revised in any respect unless such amendment is in writing and executed by the Companies and the Optionee.

   9. TERMINATION. In the event Optionee shall terminate his or her employment with, or services to, the Companies, the Option shall terminate and the Optionee shall have no further rights hereunder.

   10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

   11. OPTIONEE ACKNOWLEDGMENT. Optionee acknowledges receipt of a copy of this Agreement and hereby agrees to be bound by all provisions of this Agreement.

DATE OF GRANT: ________________

                                                 BLUE RIDGE REAL ESTATE COMPANY
                                                 BIG BOULDER CORPORATION

                                                 BY: ___________________________
                                                      NAME:
                                                      TITLE:

ATTEST:

_______________________________

                                                 _______________________________
                                                      _____________, OPTIONEE